Supplement Dated March 2, 2016
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

Effective March 2, 2016, for the JNL Multi-Manager Alternative Fund, please remove all references to Visium Asset Management, LP.

Effective March 2, 2016, in the summary prospectus for the JNL Multi-Manager Alternative Fund, in the section entitled "Principal Investment Strategies," please delete the bullet under the heading "Event Driven and Merger Arbitrage Strategies" and replace with the following:

•
Westchester Capital Management, LLC ("Westchester") employs a merger arbitrage strategy ("Merger Arbitrage Strategy") that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Effective March 2, 2016, in the summary prospectus for the JNL Multi-Manager Alternative Fund, in the section entitled "Portfolio Management," sub-section "Sub-Advisers," please add Westchester Capital Management, LLC ("Westchester").

Effective March 2, 2016, in the summary prospectus for the JNL Multi-Manager Alternative Fund, please add the portfolio managers to the table:

Name:	Joined Fund Management Team In:	Title:
Roy D. Behren	March 2016	Portfolio Manager (Westchester)
Michael T. Shannon	March 2016	Portfolio Manager (Westchester)

Effective March 2, 2016, in the prospectus for the JNL Multi-Manager Alternative Fund, in the section entitled "Principal Investment Strategies," please delete the bullet under the heading "Event Driven and Merger Arbitrage Strategies" and replace with the following:

•
Westchester employs a Merger Arbitrage Strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Effective March 2, 2016, in the prospectus for the JNL Multi-Manager Alternative Fund, in the section entitled "The Adviser, Sub-Advisers and Portfolio Management," please add the following paragraphs:

Westchester Capital Management, LLC ("Westchester"), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010. Westchester and its affiliate have approximately $5.4 billion in assets under management as of December 31, 2015. Westchester and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund's investment strategies for other institutional investors, including other registered open-end investment companies.

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester's predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.'s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

This Supplement is dated March 2, 2016.

Supplement Dated March 2, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective March 2, 2016, for the JNL Multi-Manager Alternative Fund, please remove all references to Visium Asset Management, LP.

Effective March 2, 2016, on page 23, in the section entitled "Common Types of Investments and Management Practices (All Funds Except Feeder Funds)," please delete the first paragraph of the sub-section entitled "Illiquid Securities" and replace it with the following:

Illiquid Securities. A Fund may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. The Board has delegated liquidity determinations to the Adviser, and in turn, the Adviser has delegated these determinations to the sub-advisers to the Funds. Therefore, the Funds' sub-advisers are primarily responsible for determining a security's liquidity. The Trust has established procedures for determining liquidity, which serve as guidance for the sub-advisers. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended ("1933 Act")) not determined to be liquid in accord with guidelines established by the Trust's Board. It should be noted that not all "restricted securities" as illiquid securities. See the description of the Funds' investment restrictions herein for more information about the Funds' policies with respect to investments in illiquid securities.

Effective March 2, 2016, on pages 213-214, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," please delete the disclosure for Westchester Capital Management, LLC and replace it with the following:

Westchester Capital Management, LLC

Westchester Capital Management, LLC ("Westchester") located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as sub-advisor to the JNL/Westchester Capital Event Driven Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

Each of Messrs. Behren and Shannon are compensated by Westchester with distributions from Westchester, which vary from year to year based on a variety of factors.  Their compensation is not linked by formula to the absolute or relative performance of JNL/Westchester Capital Event Driven Fund, the JNL/Westchester Capital Event Driven Fund's net assets or to any other specific benchmark.  Because Messrs. Behren and Shannon are members of Westchester, their compensation is determined in large part by Westchester's overall profitability, an important component of which is the level of fee income earned by Westchester.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Roy D. Behren	4	2	0	1	2	0
	$5,1616,394886	$63,916,976	$0	$270,752,797	$63,916,976	$0
Michael T. Shannon	4	2	0	1	2	0
	$5,161,394,886	$63,916,976	$0	$270,752,797	$63,916,976	$

Conflicts of Interest

The fact that Messrs. Behren and Shannon serve as portfolio managers of JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund, other registered funds, and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts).  However, Westchester believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) JNL/Westchester Capital Event Driven Fund and the other accounts all engage in merger arbitrage and other event-driven strategies and, in many respects, are managed in a similar fashion; (ii) Westchester follows written allocation procedures designed to allocate securities purchases and sales among JNL/Westchester Capital Event Driven Fund, the other registered accounts and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations are subject to review by Westchester's Chief Compliance Officer.

Security Ownership of Portfolio Managers for the JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Roy T. Behren	Michael T. Shannon
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Effective January 1, 2016, on page 215, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," under "Sub-Advisory Fees," please delete the table row and corresponding footnote for the JNL/DoubleLine Shiller Enhanced CAPE Fund in its their entirety and replace with the following:

FUND	ASSETS	FEES
JNL/DoubleLine Shiller Enhanced CAPE Fund[20]	$0 to $500 million Over $500 million	.40% .35%
20 A fee discount shall apply when the Sub-Adviser is providing sub-advisory services to JNAM for at least two separate and distinct funds. As of January 1, 2016, the Sub-Adviser provides sub-advisory services for the JNL/DoubleLine Shiller Enhanced CAPE Fund and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the "Sub-Advised Funds"). For the purposes of calculating the sub-advisory fee discounts, the Sub-Adviser applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.

This Supplement is dated March 2, 2016.